CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 October 1, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)

                                AXM PHARMA, INC.
             (Exact name of registrant as specified in its charter)

        Nevada                         333-36522               75-2853946
(State or other jurisdiction    (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)
                            US Representative Office
                        4695 Macarthur Court, 11th Floor
                             Newport Beach, CA 92660
               (Address of principal executive offices (zip code))

                                 (310) 301-7728
                              (310) 301-7748 (fax)
              (Registrant's telephone number, including area code)

                           Axiom pharmaceuticals, inc.
                               8324 Delgany Avenue
                             Playa del Rey, CA 90293
                        (Former Name and Former Address)


ITEM 5.  OTHER EVENTS

Axiom Pharmaceuticals, Inc. (the "Company") has elected to change its corporate name from "Axiom Pharmaceuticals, Inc." to "AXM Pharma, Inc." A majority of the Company's shareholders consented to the name change, which was agreed to by its board of directors in connection with the settlement of claims of trademark infringement asserted by Axiom Pharmaceutical Corporation. In connection with the settlement the Company agreed to recognize Axiom Pharmaceutical Corporation's claim to the trademark "Axiom Pharmaceutical Corporation" and Axiom Pharmaceutical Corporation agreed release the Company from all claims of infringement related to the mark. Effective Monday, October 6, 2003, the Company will begin trading under a new symbol (OTCBB: AXMA).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


AXIOM PHARMACEUTICALS, INC.

By:  /s/  Peter Cunningham
     ----------------------
         Peter Cunningham
         President, CEO